P-Squared, LLC Consolidated Financial Statements December 31, 2024 Exhibit 99.1

P-Squared, LLC Index December 31, 2024 Page(s) Report of Independent Auditors ........................................................................................................... 1–2 Consolidated Financial Statements Balance Sheet .............................................................................................................................................. 3 Statement of Operations and Comprehensive Loss .................................................................................... 4 Statement of Member’s Equity ..................................................................................................................... 5 Statement of Cash Flows ............................................................................................................................. 6 Notes to Financial Statements ............................................................................................................... 7–26

Report of Independent Auditors To the Board of Managers of P-Squared, LLC Opinion We have audited the accompanying consolidated financial statements of P-Squared, LLC and its subsidiaries (the “Company”), which comprise the consolidated balance sheet as of December 31, 2024, and the related consolidated statements of operations and comprehensive loss, of member’s equity and of cash flows for the year then ended, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America. Basis for Opinion We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Responsibilities of Management for the Consolidated Financial Statements Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error. In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the consolidated financial statements are available to be issued.

2 Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements. In performing an audit in accordance with US GAAS, we • Exercise professional judgment and maintain professional skepticism throughout the audit. • Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. • Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed. • Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements. • Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time. We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit. /s/ PricewaterhouseCoopers LLP Atlanta, Georgia March 16, 2026, except for the effects of the revision discussed in Note 2 to the consolidated financial statements, as to which the date is April 6, 2026

P-Squared, LLC Consolidated Balance Sheet December 31, 2024 The accompanying notes are an integral part of these financial statements. 3 Assets Current assets Cash and cash equivalents (Note 3) 25,463,315$ Restricted cash (Notes 3 and 10) 7,220,857 Current portion of receivables, net (Notes 4 and 10) 323,019,433 Current portion of other customer receivables, net (Notes 4 and 10) 33,656,717 Other accounts receivable 31,233,227 Prepaid expenses 2,472,672 Inventories 1,690,348 Total current assets 424,756,569 Restricted cash (Notes 3 and 10) 2,457,696 Premises and equipment, net 30,557,632 Deferred tax assets 1,569,975 Receivables, net 6,524,736 Other customer receivables, net 672,210 Intangible assets, net 36,014,167 Goodwill 83,293,664 Other assets 4,845,951 Total assets 590,692,600$ Liabilities and Member's Equity Current liabilities Accounts payable 62,938,187$ Accrued expenses (Note 7) 37,079,453 Sales tax payable 7,530,695 Current portion of long-term debt 3,120,000 Operating lease liabilities 2,014,886 Total current liabilities 112,683,221 Noncurrent operating lease liabilities 2,657,951 Long-term debt, net (Notes 9 and 10) 489,084,077 Total liabilities 604,425,249 Commitments and contingencies (Note 12) Member's equity (13,732,649) Total liabilities and member's equity 590,692,600$

P-Squared, LLC Consolidated Statement of Operations and Comprehensive Loss Year Ended December 31, 2024 The accompanying notes are an integral part of these financial statements. 4 Revenues Product sales 536,222,207$ Finance income 7,657,847 Total revenues 543,880,054 Costs and expenses Cost of sales 323,614,135 Selling, general and administration expense 112,337,588 Depreciation and amortization expense 23,427,018 Bad debt expense 61,042,905 Loss on impairment of premises and equipment 178,680 Total costs and expenses 520,600,326 Operating income 23,279,728 Interest expense 37,861,869 Loss on debt extinguishment 684,762 Other, net 11,046 Loss before income tax benefit expense (15,277,949) Income tax benefit (126,392) Net loss and comprehensive loss (15,151,557)$

P-Squared, LLC Consolidated Statement of Member’s Equity Year Ended December 31, 2024 The accompanying notes are an integral part of these financial statements. 5 Total Member's Accumulated Member's Equity Deficit (Deficit) Equity Balances as of December 31, 2023 114,588,911$ (6,138,276)$ 108,450,635$ Distributions (107,031,727) - (107,031,727) Net loss - (15,151,557) (15,151,557) Balances as of December 31, 2024 7,557,184$ (21,289,833)$ (13,732,649)$

P-Squared, LLC Consolidated Statement of Cash Flows Year Ended December 31, 2024 The accompanying notes are an integral part of these financial statements. 6 Operating activities Net loss (15,151,557)$ Adjustments to reconcile net loss income to net cash flows from operating activities Depreciation 4,637,018 Amortization of discount and deferred loan costs 2,036,380 Amortization of intangible assets 18,790,000 Amortization of right-of-use assets from operating leases 1,950,657 Bad debt expense 61,042,905 Loss on impairment of premises and equipment 178,680 Write-off of debt issuance costs 684,762 Deferred income taxes (1,781,578) Changes in operating assets and liabilities Receivables (80,237,107) Other accounts receivable (3,521,370) Prepaid expenses (139,979) Inventories (1,369,866) Deposits, net (201,713) Accounts payable and sales tax payable 20,158,294 Accrued expenses 755,067 Operating lease liabilities (2,207,257) Net cash flows used in operating activities 5,623,336 Investing activities Capital expenditures (9,026,853) Payments on other customer receivables (67,933,660) Collections on other customer receivables 59,831,557 Net cash flows used in investing activities (17,128,956) Financing activities Distributions to members (107,031,727) Repayments of long-term debt (255,906,961) Borrowings of long-term debt 374,835,000 Repayments of revolving debt (15,520,000) Borrowings of revolving debt 15,520,000 Payment of deferred loan costs (7,872,342) Net cash flows from financing activities 4,023,970 Net change in cash, cash equivalents, and restricted cash (7,481,650) Cash, cash equivalents, and restricted cash Beginning of year 42,623,518 End of year 35,141,868$ Supplemental disclosure of cash flow information Cash paid during the year for: Interest 36,448,547$ Taxes 2,744,548$ Noncash investing activity Capital expenditures in accounts payable and accrued expenses 526,843$

P-Squared, LLC Notes to Consolidated Financial Statements December 31, 2024 7 1. Summary of Significant Accounting Policies Description of Business P-Squared, LLC and subsidiaries (“the Company”) are in the business of offering a specialty e- retailer experience to employees/members of participating organizations. The employee purchase program provides customers a disciplined and budget-friendly approach to purchasing products, generally over a twelve-month period, coupled with financial and credit education tools to support their long-term financial well-being. Products offered by the Company include name brand computers, electronics, home appliances, furniture, jewelry, fashion and beauty items, fitness equipment, educational services and vacation packages (collectively, “products”) and are complemented with financial wellness related information including financial wellness webinars and seminars, as well as credit management education and tools. The employee purchase programs allow employees of participating organizations to purchase products through payroll deduction plans over a six-, twelve-, or eighteen-month period. Basis of Presentation The consolidated financial statements for the year ended December 31, 2024, include the accounts of P-Squared, LLC, and its wholly owned subsidiaries, FPF Waveland, Inc, FSP III Kendrick Purchasing Power Holdings, Inc, Purchasing Power Holdings, LLC, Purchasing Power, LLC, Power Platform, LLC, Purchasing Power Funding I, LLC, Purchasing Power IT & Business Solutions India LLP, Purchasing Power Funding 2021-A, LLC, Purchasing Power Funding 2023-A, LLC and Purchasing Power Funding 2024-A, LLC. All intercompany accounts and transactions have been eliminated in consolidation. A separate statement of comprehensive income is required under FASB Accounting Standards Update (“ASU”) 2011-05; however, as net income is the only component of comprehensive income, the Company elected not to include a separate statement of comprehensive income because it would not be meaningful to the users of the financial statements. Revenue Recognition The Company accounts for revenue in accordance with FASB Accounting Standards Codification (“ASC”) 606, Revenue From Contracts with Customers. Revenue recorded from product sales, where we act in the capacity of a principal, is reported on a gross basis equal to the full amount of consideration to which we expect in exchange for the good or service transferred. Revenue from product sales is reported net of estimated returns and allowances and excludes sales taxes. Revenue recorded where we act in the capacity of an agent is reported on a net basis, exclusive of any consideration provided to the principal party in the transaction. Retail installment sales are stated at a zero-percentage interest rate, with terms of six, twelve or eighteen months. The principal versus agent evaluation is a matter of judgment that depends on the facts and circumstances of the arrangement and is dependent on whether we control the good or service before it is transferred to the customer or whether we are acting as an agent of a third party. This evaluation is performed separately for each performance obligation identified. For the majority of our contracts, we are considered the principal in the transaction with the customer and recognize revenue gross of any related vendor fees or costs. The Company also has certain agency arrangements, primarily within its service warranty and travel services businesses, where third parties control the goods or services provided to a customer, and we recognize revenue net of any fees owed to these third parties.

P-Squared, LLC Notes to Consolidated Financial Statements December 31, 2024 8 The Company imputes financing income on all contracts with repayment terms greater than twelve months as well as the cost of sales and fees and taxes for those sales that are recognized on a net revenue basis, at an annual interest rate of 12.9%. The interest rate of 12.9% used to calculate imputed finance income has been determined by approximating the rate that would be charged to the customer based upon the average credit risk profile of our customer base if standalone financing contracts were entered into. The financing income is being amortized over the terms of the receivables using the interest method. The unearned portion of interest is classified as unearned revenue and is reflected as a reduction of receivables. Cost of sales relates solely to Product sales as Finance income is imputed from long term receivables using the interest method and does not generate associated costs to the business. The reserve for returns and allowances is calculated as a percentage of sales based on historical return percentages. Estimated returns are recorded as a reduction of sales with a corresponding increase to the reserve. Actual returns within the Company’s return policy guidelines are recorded as a reduction of sales when returned in the monthly period originated, or as a reduction to the reserve when originated in an earlier monthly period. Actual returns outside of the Company’s return policy guidelines are recorded as an increase to customer satisfaction expense within Selling, general and administration expense on the consolidated statement of operations and comprehensive loss. The following table disaggregates revenues by source: Sources of revenue: Federal government employees 80,433,331$ Non federal government employees 455,788,876 Product sales 536,222,207$ Federal government employees 1,148,677 Non federal government employees 6,509,170 Finance income 7,657,847$ Total revenues 543,880,054$ Cash and Cash Equivalents and Restricted Cash The Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents. The Company maintains cash accounts at various financial institutions, which may at times exceed federally insured amounts and may at times exceed consolidated balance sheet amounts due to payments in transit. As of December 31, 2024, the Company’s restricted cash of $9,678,553, of which, $2,457,696 is classified as non- current. Restricted cash consists of cash held in various segregated bank accounts as required by the financing arrangements of the Company. Restricted cash classified as non-current relates to three reserve refunds, required to be maintained through maturity of these financing arrangements. Receivables Receivables consist of customer receivables, net of allowance for uncollectible accounts. The receivables are generally secured by the products and are collected in installments over a six to eighteen-month period. Receivables with a remaining twelve-month duration or less at the balance sheet date are classified as current and receivables with a greater than twelve-month duration remaining are classified as noncurrent on the consolidated balance sheet.

P-Squared, LLC Notes to Consolidated Financial Statements December 31, 2024 9 The Company accounts for its allowance for uncollectible accounts using the current expected credit losses (“CECL”) model. The Company believes using a roll-rate methodology in conjunction with qualitative factors is the most reasonable methodology available as it is the best indicator of the lifetime of credit losses throughout the life of its customer receivables. The Company performs ongoing credit evaluations of the participating organizations’ financial condition. In addition, employees of the participating organizations must meet certain eligibility requirements, including minimum salary and length of employment, prior to participating in the purchase program. Receivables are deemed uncollectible when individual contracts become delinquent beyond 150 days as of the end of a monthly period. Receivables considered uncollectible are charged against the allowance for doubtful accounts. Recoveries of losses previously charged off are credited to the allowance for doubtful accounts. Receivables are generally pledged as collateral on related long-term debt. Other Accounts Receivable Other accounts receivable consists primarily of vendor rebate receivables and participating employer client withholding in transit remittances. Management evaluates the ability to collect other accounts receivable based upon a combination of factors. All other accounts receivable are short term in nature and are due from recurring vendors or employer clients with established payment histories. An allowance for credit loss is maintained, as necessary, based upon the length of time receivables are past due or the status of a vendor or client’s financial position. An expected loss model is utilized to assess potential future credit loss based on historical payment trends and a reasonable and supportable forecast. The Company writes off other accounts receivable when there is information that indicates a balance will not be collected. As of December 31, 2024, management determined that an allowance was not necessary. Inventories Inventories, consisting of products in transit from the supplier to the customer’s specific delivery destination, as well as returned products, are stated at the lower of cost or net realizable value. Cost is determined on the first-in, first-out method. Provision for potentially obsolete or slow- moving inventory, if necessary, is made based on management’s analysis of inventory levels and future sales forecasts. Premises and Equipment Premises and equipment are stated at historical cost less accumulated depreciation. Expenditures for repairs and maintenance are charged to expense as incurred, and additions and improvements that extend the lives of assets are capitalized. Upon sale or other retirement of depreciable property, the cost and accumulated depreciation are removed from the related accounts and any gain or loss is reflected in operations. Depreciation is determined using the straight-line method over the estimated useful life of each asset, ranging from three to seven years. Leasehold improvements are amortized over the shorter of their estimated useful life of five years or the remaining term of the related lease. Right-of-use (“ROU”) assets are amortized over the term of the related lease and this amortization is included in lease expense in Selling, general and administration expense on the consolidated statement of operations and comprehensive loss. The amortization of all other premises and equipment is included in Depreciation and amortization expense on the consolidated statement of operations and comprehensive loss. Included in premises and equipment is the cost of internal-use software. Costs incurred during the application development stage are capitalized and once placed in service, are amortized over the

P-Squared, LLC Notes to Consolidated Financial Statements December 31, 2024 10 estimated useful life of the software of five years with amortization classified as depreciation expense. The Company expenses all costs related to the development of internal-use software other than those incurred during the application development stage. Variable Interest Entities – Securitizations and Credit Facilities The Company finances its receivable origination volume through the use of warehouse credit facilities and execution of securitization transactions, which both utilize special purpose entities (“SPEs”). In the warehouse credit facilities, the Company transfers receivables to SPEs. These subsidiaries, in turn, issue notes to the agents, collateralized by such assets and cash. The agents provide funding under the notes to the subsidiaries pursuant to an advance formula, and the subsidiaries forward the funds to the Company in consideration for the transfer of the assets. In the securitizations, the Company transfers receivables to SPEs structured as limited liability companies (“LLCs”), which issue one or more classes of asset-backed securities. The asset- backed securities are in turn sold to investors. The Company’s continuing involvement with the warehouse credit facilities and LLCs consist of servicing assets held by the SPEs and holding residual interests in the assets. These transactions are structured without recourse. The SPEs are considered variable interest entities (“VIE”), in accordance with ASC 810, Consolidation, and are consolidated because the Company has: (i) power over the significant activities of the entities and (ii) an obligation to absorb losses and the right to receive benefits from the VIEs which could be significant to the VIEs. Accordingly, the Company is the primary beneficiary of the VIEs and the receivables, borrowings under the warehouse credit facilities and, following a securitization, the related securitization notes payable remain on the consolidated balance sheet. Refer to Note 10 for further information. The Company is not required and does not currently intend to provide any additional financial support to the SPEs. While these wholly owned subsidiaries are included in the consolidated financial statements, these subsidiaries are separate legal entities and the receivables and cash held by these subsidiaries are legally owned by them and are not available to the Company’s creditors or creditors of the other subsidiaries. Debt Issuance Costs Debt issuance costs incurred relating to the issuance of fully funded debt are amortized over the term of the underlying loan agreements using the effective interest method. Debt issuance costs incurred relating to the issuance of debt accessed over time are amortized over the term of the underlying loan agreements using the straight-line interest method. The related amortization is included in interest expense in the consolidated statement of operations and comprehensive loss. The Company presents debt issuance costs related to fully funded debt in the consolidated balance sheet as a direct deduction from the carrying value of the associated debt liability, consistent with the presentation of a debt discount. Costs associated with accessing capital over time meet the definition of an asset and are presented as noncurrent in Other assets in the consolidated balance sheet. The total interest expense related to the amortization of debt issuance costs was $2,036,380 for the year ended December 31, 2024. Goodwill and Intangible Assets The Company allocates the purchase price of its acquisitions to the tangible assets, liabilities and intangible assets based on their estimated fair values. The excess purchase price over those fair

P-Squared, LLC Notes to Consolidated Financial Statements December 31, 2024 11 values is recognized as goodwill. The fair value assigned to intangible assets acquired is based on the Company’s estimates and management’s assumptions. The Company tests for goodwill impairment under ASU 2017-04. ASU 2017-04 eliminated the requirement to calculate the implied fair value of goodwill to measure a goodwill impairment charge. Instead, entities will record an impairment charge based on the excess of a reporting unit’s carrying amount over its fair value. Any impairment charge will be limited to the amount of goodwill allocated to an impacted reporting unit. The Company performs its annual impairment evaluation of goodwill during the fourth quarter of its fiscal year or more frequently if an event or changes in circumstances indicate the asset might be impaired. A qualitative assessment is first performed to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. If it is concluded that this is the case, an evaluation, based upon discounted cash flows is performed and requires management to estimate future cash flows, growth rates, and economic and market conditions. Based upon the qualitative assessment performed, management has determined that goodwill was not impaired as of December 31, 2024. Intangible assets consist of customer relationships, a trademark and proprietary processes, which are amortized on a straight-line basis over their estimated lives, which approximates the manner in which the economic benefits of the intangible assets will be consumed. Accrued Expenses Accrued expenses consist primarily of costs of sales, interest on debt, commissions, bonus and other accrued expenses. Shipping and Handling Costs The Company classifies amounts billed to customers for shipping and handling charges in product sales and the corresponding expenses in cost of sales in the consolidated statement of operations and comprehensive loss. Advertising Advertising costs are expensed as incurred except for direct response advertising, which is capitalized and amortized over its expected period of future benefits. Direct response advertising consists primarily of direct mailings that include advertisement for the Company’s products. As of December 31, 2024, $17,095 of capitalized advertising costs were reported on the consolidated balance sheet as Prepaid expenses. Advertising expense totaled $7,697,828 for the year ended December 31, 2024, and is included in Selling, general and administration expense in the consolidated statement of operations and comprehensive loss. Long-Lived Assets Long-lived assets, such as definite-lived intangible assets subject to amortization and premises and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its undiscounted estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. For the year ended December 31, 2024, there was a loss on impairment of premises and equipment of $178,680 and no impairment of nongoodwill intangible assets subject to amortization.

P-Squared, LLC Notes to Consolidated Financial Statements December 31, 2024 12 Estimates and Uncertainties The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Concentrations For the year ended December 31, 2024, sales to customers within a specific client business channel totaled $80,433,331, or 15% of product sales and $1,148,677, or 15% of finance income in the year. Receivables from customers in this business channel totaled $53,631,093 or 15% of gross receivables and $5,685,389 or 15% of other customer receivables, as of December 31, 2024. The Company does not expect that this business channel’s operations will be significantly disrupted. Fair Value of Financial Instruments ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a fair value hierarchy that gives the highest priority to observable inputs such as quoted prices in active markets for identical assets or liabilities (Level 1), the next highest priority to inputs from observable data other than quoted prices (Level 2) and the lowest priority to unobservable inputs (Level 3). Inputs are broadly defined as assumptions market participants would use in pricing an asset or liability. The carrying amounts of cash and cash equivalents, restricted cash, current receivables, accounts payable, accrued expenses and sales tax payable approximate fair value due to the short-term maturity of these instruments. The carrying amount of outstanding balances of the floating-rate debt would approximate fair value as the rates would be comparable to those at which the Company could currently borrow under similar terms. As such, the fair value of the floating rate debt was classified as a Level 2 measurement. Income Taxes P-Squared, LLC complies with ASU Topic 740, Income Taxes, which requires an asset and liability approach for financial reporting for income taxes. At inception, the Company adopted ASU No. 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes. The ASU eliminates the requirement for organizations to present deferred tax liabilities and assets as current and noncurrent in a classified balance sheet. Instead, organizations are required to classify all deferred tax assets and liabilities as noncurrent. Therefore, all of the Company’s deferred income taxes are classified as a net noncurrent amount. P-Squared, LLC is a limited liability company that has elected to be taxed as a partnership for federal income tax purposes. Accordingly, the members report their distributive share of P- Squared, LLC’s income, gains, losses, deductions and credits on their respective income tax returns. The consolidated financial statements do not reflect a provision for income taxes from P- Squared, LLC’s operations. FSP III Kendrick Purchasing Power Holdings, Inc and FPF Waveland, Inc are, however, taxable entities thus a provision for income taxes is reflected in the consolidated financial statements.

P-Squared, LLC Notes to Consolidated Financial Statements December 31, 2024 13 FSP III Kendrick Purchasing Power Holdings, Inc and FPF Waveland, Inc’s effective tax rate differs from the expected federal corporate tax due primarily to state income taxes and a federal valuation allowance. Income taxes are accounted for under the asset-and-liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized as income or expense in the period that includes the enactment date. The tax effects of temporary differences that give rise to significant portions of the net deferred tax asset or liability on the consolidated balance sheet as of December 31, 2024 was comprised of differences in amortization of intangibles, certain accrued expenses and interest limitation. Valuation allowances are established, when necessary, to reduce deferred income tax assets to the amount expected to be realized on a more likely-than-not basis. The net deferred tax assets have been offset by a valuation allowance of $2,060,826 as of December 31,2024, due to the Company’s lack of U.S. taxable earnings history in relation to previously suspended interest expense. Undistributed earnings totaling approximately $3,000,000 of our foreign subsidiary in India are considered to be permanently reinvested and accordingly, no deferred U.S. income taxes have been provided thereon. Upon distribution of those earnings in the form of dividends or otherwise, we would be subject to U.S. income tax. At the present time, it is not practicable to estimate the amount of U.S. income taxes that might be payable if these earnings were repatriated. At December 31, 2024, the Company had $0 estimated federal and state net operating loss carryforwards because all available NOLs were used on 2024 returns. FSP III Kendrick Purchasing Power Holdings, Inc and FPF Waveland, Inc are required to evaluate the recognition and measurement of uncertain tax positions (“UTPs”) by determining whether their tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. De-recognition of a tax benefit previously recognized results in FSP III Kendrick Purchasing Power Holdings, Inc and FPF Waveland, Inc recording a tax liability that increases income tax expense and reduces ending members’ equity. Based on its analysis, FSP III Kendrick Purchasing Power Holdings, Inc and FPF Waveland, Inc have determined that UTPs did not exist as of December 31, 2024. However, FSP III Kendrick Purchasing Power Holdings, Inc and FPF Waveland, Inc’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, ongoing analyses of and changes to tax laws, regulations and interpretations thereof. FSP III Kendrick Purchasing Power Holdings, Inc and FPF Waveland, Inc file income tax returns in the U.S. federal jurisdiction and in various U.S. states. Generally, FSP III Kendrick Purchasing Power Holdings, Inc and FPF Waveland, Inc are no longer subject to income tax examinations by major taxing authorities for years before 2017. Sales Taxes The Company’s policy is to present taxes collected from customers and remitted to governmental authorities in its consolidated balance sheet. The Company reports the amounts collected as a current liability until remitted to the taxing authority, without impacting revenues or expenses.

P-Squared, LLC Notes to Consolidated Financial Statements December 31, 2024 14 Leases In February 2016, the FASB established Topic 842, Leases, by issuing ASU No. 2016-02, which with subsequent amendments, requires lessees to recognize leases on-balance sheet and disclose key information about leasing arrangements. The new standard establishes a ROU model that requires a lessee to recognize a ROU asset and lease liability on the balance sheet for all leases with a term longer than 12 months. Leases are classified as finance or operating, with classification affecting the pattern and classification of expense recognition in the income statement. The new standard was effective and adopted by the Company on January 1, 2022. The ROU assets are included in the Premises and equipment, net caption on the consolidated balance sheet while the operating lease liabilities are included in the Operating lease liabilities and Noncurrent operating lease liabilities captions on the consolidated balance sheet. Refer to Note 9 for additional information. Subsequent Events The Company has evaluated subsequent events for potential recognition and disclosure through March 16, 2026, the date the consolidated financial statements were available to be issued. In connection with the reissuance of the financial statements, the Company has evaluated subsequent events through April 6, 2026, the date the financial statements were available to be reissued.

P-Squared, LLC Notes to Consolidated Financial Statements December 31, 2024 15 2. Revision of December 31, 2024 Financial Statements Following the issuance of the year ended December 31, 2024 financial statements, the Company discovered an error in its previously reported December 31, 2024 financial statements related to certain customer receivables. Upon further review of transactions, including consideration of relevant guidance within ASC 310, Receivables, the Company determined that for transactions in which it acts as an agent for revenue recognition purposes, receivables associated with amounts attributable to third parties, including cost of goods sold, taxes, and fees, should be accounted for separately from trade receivables. These amounts are presented separately on the Company's balance sheets, and interest is imputed over the applicable collection period. The Company believes the impact of these errors, when assessed quantitatively and qualitatively, are not material to the previously issued financial statements. However, the Company decided to revise its December 31, 2024 financial statements as follows: Balance Sheet as of December 31, 2024 As Reported Adjustment As Revised Current portion of receivables, net 357,759,149$ (34,739,716)$ 323,019,433$ Current portion of other customer receivables, net - 33,656,717 33,656,717 Total current assets 425,839,568 (1,082,999) 424,756,569 Receivables, net 7,228,481 (703,745) 6,524,736 Other customer receivables, net - 672,210 672,210 Total assets 591,807,134 (1,114,534) 590,692,600 Member's equity (12,618,115) (1,114,534) (13,732,649) Total liabilities and member's equity 591,807,134$ (1,114,534)$ 590,692,600$ Statement of Operations and Comprehensive Loss for As Reported Adjustment As Revised the year ended December 31, 2024 Product sales 540,086,090$ (3,863,883)$ 536,222,207$ Finance income 3,793,964 3,863,883 7,657,847 Statement of Member's Equity for the year ended December 31, 2024 As Reported Adjustment As Revised Accumulated deficit - December 31, 2023 (5,023,742)$ (1,114,534)$ (6,138,276)$ Total Member's Deficit Equity - December 31, 2023 109,565,169 (1,114,534) 108,450,635 Accumulated deficit - December 31, 2024 (20,175,299) (1,114,534) (21,289,833) Total member's deficit - December 31, 2024 (12,618,115) (1,114,534) (13,732,649) Statement of Cash Flows for the year ended December 31, 2024 As Reported Adjustment As Revised Operating activities Receivables (88,339,210)$ 8,102,103$ (80,237,107)$ Net cash flows used in operating activities (2,478,767) 8,102,103 5,623,336 Payments on other customer receivables - (67,933,660) (67,933,660) Collections on other customer receivables - 59,831,557 59,831,557 Net cash flows used in investing activities (9,026,853) (8,102,103) (17,128,956) As a result of the correction of this error, Notes 1 and 4 have been adjusted to reflect the impact of the changes.

P-Squared, LLC Notes to Consolidated Financial Statements December 31, 2024 16 3. Cash and Cash Equivalents and Restricted Cash 2024 Cash and cash equivalents 25,463,315$ Restricted cash - current 7,220,857 Restricted cash - noncurrent 2,457,696 Total cash and cash equivalents and restricted cash shown in the consolidated statements of cash flows 35,141,868$ 4. Receivables and Other Client Receivables, Net Receivables, net are comprised of retail installment sales contracts as of December 31, 2024: Receivables Other Customer Receivables Current Receivables 362,264,268$ 38,400,560$ Allowance for doubtful accounts (34,535,774) (3,660,844) Allowance for sales returns (1,541,589) - Unearned revenue (3,167,472) (1,082,999) 323,019,433$ 33,656,717$ Noncurrent Receivables 7,311,850$ 777,905$ Allowance for doubtful accounts (723,531) (74,160) Unearned revenue (63,583) (31,535) 6,524,736$ 672,210$ The combined receivables and other client receivables activity for the year ended December 31, 2024, in the allowance for doubtful accounts is as follows (includes current and noncurrent): Beginning balances 29,240,216$ Provision for bad debts 61,042,905 Charge-offs (62,214,138) Recoveries 10,925,326 Ending balances 38,994,309$

P-Squared, LLC Notes to Consolidated Financial Statements December 31, 2024 17 5. Premises and Equipment, Net Premises and equipment, net consist of the following at December 31, 2024: Useful Lives Computer software 5 years 32,658,079$ Computer equipment 3-5 years 3,451,505 Furniture and fixtures 7 years 469,500 Shorter of lease Leasehold improvements term or 5 years 1,678,536 ROU assets Lease term 9,372,477 47,630,097 Accumulated depreciation (17,072,465) 30,557,632$ Depreciation expense of $4,637,018 was recorded for the year ended December 31, 2024. 6. Intangible Assets, Net Intangible assets, net consist of the following at December 31, 2024: Life Customer relationships 10 125,000,000$ Trademark 10 27,400,000 Proprietary processes 10 35,500,000 187,900,000 Accumulated amortization (151,885,833) 36,014,167$ Amortization expense of $18,790,000 was recorded for each of the year ended December 31, 2024. Expected future aggregate amortization associated with these intangible assets subsequent to the year ended December 31, 2024, is as follows: Year Ending December 31, 2025 18,790,000$ 2026 17,224,167 36,014,167$

P-Squared, LLC Notes to Consolidated Financial Statements December 31, 2024 18 7. Accrued Expenses Accrued expenses consist of the following at December 31, 2024: Accrued broker commissions 9,844,860$ Accrued cost of sales 8,877,173 Other accrued expenses 18,357,420 Total accrued expenses 37,079,453$ 8. Income Taxes Federal and state income taxes are only allocated to the regarded entities in the Company. The Company is organized as a limited liability company and the members are liable for their proportionate share of the Company’s taxable income except for those subsidiaries that are separate taxpayers. FSP III Kendrick Purchasing Power Holdings, Inc and FPF Waveland, Inc are otherwise directly responsible for income taxes related to their proportional share of the Company’s taxable operations. The following reflects disclosure of the income tax (benefit) provision recognized by the Company. 2024 Income tax provision Current income tax provision - federal 1,553,775$ Current income tax provision - state 101,411 Deferred income tax provision - federal (1,568,707) Deferred income tax benefit - state (212,871) Income tax benefit (126,392)$ 2024 Federal statutory tax rate 21.00% State taxes, net of federal benefit 1.94 Permanent differences (0.68) Change in valuation allowance (19.26) Other (.22) Effective tax rate 2.78%

P-Squared, LLC Notes to Consolidated Financial Statements December 31, 2024 19 The tax effects of the Company’s temporary differences between the carrying amounts of assets and liabilities in the consolidated financial statements and their respective tax bases which give rise to deferred tax assets and liabilities at December 31, 2024 would be as follows: Deferred tax assets Reserves 3,144,034$ Loss carry forwards 96,943 Interest limitation 2,261,881 Operating lease liabilities 321,470 Other 34,409 Deferred tax assets 5,858,737 Valuation allowance (2,060,826) Net deferred tax assets 3,797,911 Deferred tax liabilities Premises, equipment and intangible assets (1,548,260) ROU assets (510,421) Other (169,255) Deferred tax liabilities (2,227,936) Net deferred taxes 1,569,975$ 9. Long-Term Debt The Company’s long-term debt at December 31, 2024 consists of the following: Note payable 2024 206,960,000 Asset backed notes Purchasing Power Funding I, Series A 40,850,250 Purchasing Power Funding I, Series B 5,649,750 Class A, Series 2023-A 34,222,222 Class B, Series 2023-A 9,777,778 Class A, Series 2024-A 109,880,000 Class B, Series 2024-A 27,870,000 Class C, Series 2024-A 26,220,000 Class D, Series 2024-A 17,990,000 Class E, Series 2024-A 18,400,000 497,820,000 Less: Debt discount 5,615,923 492,204,077 Less: Current portion of long-term debt 3,120,000 Long-term debt, net 489,084,077$

P-Squared, LLC Notes to Consolidated Financial Statements December 31, 2024 20 Year Ended December 31, 2024 On February 28, 2024, the Company entered into a loan agreement for asset backed fixed rate notes through a newly created, 100% wholly owned special purpose limited liability company, Purchasing Power Funding 2024-A, LLC (2024-A), whereby it issued $200,360,000 worth of notes across five classes (A-E). The Class A, B, C, D and E notes have fixed rates, through maturity, of 5.89%, 6.43%, 6.80%, 7.26% and 10.18%, respectively. The weighted average fixed interest rate through the revolving period is 6.60%. The revolving termination date and the final maturity date are February 16, 2026 and August 15, 2028, respectively. The notes can be called by the Company after eighteen months. On December 31, 2024, the outstanding balance on the 2024-A notes payable was $200,360,000. The 2024-A original debt issuance costs of $2,227,003 and a debt discount of $31,230 are reflected as a direct deduction from the carrying value of the associated debt liability, as a debt discount, on the consolidated balance sheet and are amortized over the remaining asset backed note payable period of 53.5 months. As of December 31, 2024, the remaining unamortized debt issuance costs were $1,806,453 and debt discount of $25,333. In connection with the closing of 2024-A, two Takeout Transactions occurred. Both Takeout Transactions occurred on February 28, 2024. Receivables totaling $114,941,890 were repurchased from Purchasing Power Funding I, LLC warehouse facility (PPF I) and $134,179,320 from 2023-A for a principal amount paid to those respective lenders of $93,000,000 and $108,500,000, respectively. PPF I and 2023-A continue to be active lending facilities with an outstanding balance post-closing of 2024-A. No amendments or extinguishments were made to either PPF I or 2023-A related to this transaction. In January and February of 2024, the Company exercised its call option to early extinguish Classes C and D of Series 2021-A. The Company incurred a total debt extinguishment loss of $678,007 due to early termination of the 2021-A credit facility. On August 29, 2024, the Company amended its August 24, 2022, loan agreement through its wholly owned special purpose limited liability company, PPF I, to extend the revolving termination date and the final maturity date to August 28, 2026 and February 26, 2027, respectively. The floating rate on the notes per annum for Class A is equal to 2.45% plus the greater of the one- month Secured Overnight Financing Rate (“SOFR”) or the floor rate of 1% and Class B, is equal to 7.10% plus the greater of the one-month SOFR or the floor rate of 1%. Fees for unused facility balances up to $150 million are assessed at 0.50% and 0.40% for balances less than 50% and over 50%, respectively, on the undrawn balance. As of December 31, 2024, the outstanding balance on the 2024 PPF I note payable was $46,500,000. Additional debt issuance costs related to the PPF I loan amendment of $2,037,540 were capitalized as Other assets on the consolidated balance sheet and are amortized over the remaining note payable period of 30 months along with PPF I loan debt issuance costs of $232,880. As of December 31, 2024, the remaining unamortized debt costs were $1,960,374. On August 29, 2024, the Company also entered into an agreement with existing lenders and new lenders for an incremental term loan of $112,075,000, at a rate of the greater of the one-month SOFR or the floor rate of 1% plus an applicable margin of 5.50% per annum. This incremental term loan increased the existing term loan outstanding balance as of August 29, 2024 from $95,925,000 to $208,000,000. The agreement includes an additional $10,000,000 revolver. As of December 31, 2024, the outstanding balance on the 2024 term note payable was $206,960,000 and $0 on the revolver. The note matures on August 29, 2029.

P-Squared, LLC Notes to Consolidated Financial Statements December 31, 2024 21 The 2024 term note payable debt issuance costs of $3,565,569, along with original remaining term loan debt issuance costs of $513,509, are also reflected as a direct deduction from the carrying value of the associated debt liability, as a debt discount, on the consolidated balance sheet and are amortized over the remaining asset backed note payable period of 60 months. As of December 31, 2024, the remaining unamortized debt costs were $3,784,137. The Company used the proceeds from the issuance of the 2024 term note payable to provide a dividend of $104,287,179 to the Company’s Series A unitholders and pay expenses of $767,821. The Company retained $3,750,000 in proceeds. New debt issuance costs of $3,565,569 along with existing term loan debt issuance costs of $513,509 are being amortized over the term of the new 2024 note payable. The Company incurred a total debt extinguishment loss of $6,755 from unamortized debt issuance costs due to the change in the composition of the lenders. On August 29, 2024, the Company amended its Purchasing Power funding 2023-A, LLC (2023-A) warehouse loan facility agreement. This amendment adjusted EBITDA add-back and leverage ratio debt covenants. On December 24, 2024, the Company amended its 2023-A warehouse loan facility agreement. This amendment reduced the floating rate on the notes per annum for Class A to 2.10% plus the greater of the CP Rate (as defined in the agreement) or the floor rate of 0% and Class B to 7.10% plus the greater of the term SOFR plus 0.11448% or the floor rate of 3.0%. Fees for unused facility balances increased to 0.40% for the Class A loan undrawn balances. The amendment also adjusted applicable margin and post-default rates. The 2023-A original debt issuance costs of $2,313,958 and additional $11,000 are reflected as a direct deduction from the carrying value of the associated debt liability, as a debt discount, on the consolidated balance sheet and are amortized over the remaining note payable period of 55.5 months. As of December 31, 2024, the remaining unamortized debt issuance costs were $1,558,472. The Company’s debt agreements contain certain restrictive covenants which, among other matters, require maintenance of certain financial ratios. As of December 31, 2024, the Company was in compliance with all such requirements. Aggregate maturities of long-term debt for the year subsequent to December 31, 2024, are as follows: Year Ending December 31, 2025 3,120,000$ 2026 5,200,000 2027 53,780,000 2028 252,680,000 2029 183,040,000 497,820,000$

P-Squared, LLC Notes to Consolidated Financial Statements December 31, 2024 22 10. Variable Interest Entities The following table summarizes the assets and liabilities related to the Company’s consolidated VIEs at December 31, 2024: Restricted cash - current 5,066,891$ Restricted cash - noncurrent 2,457,696 Receivables and other customer receivables 375,591,832 Total assets 383,116,419$ Secured debt 290,860,000$ Total liabilities 290,860,000$ 11. Leases The Company accounts for leases in accordance with Topic 842, which was adopted on January 1, 2022, using the modified retrospective method. The Company’s office space and certain equipment are leased under operating leases. The Company leases the office space to limit exposure to risks related to ownership, such as fluctuations in real estate prices. In addition, the Company leases equipment primarily to support its operational needs. The Company only leases from reputable companies and the leased assets are not specialized in the Company’s industry. The Company has options to extend the lease term of certain office space in Atlanta, Georgia and Chennai, India, as well as certain equipment leases. The beginning of the noncancelable lease period for these leases ranged from 2019 to 2024 and the lease periods end between 2025 and 2029. These lease agreements contain 60-month renewal options for each of the office leases and 12-month renewals for certain equipment. The Company also has an early termination option after a 36-month noncancellable term for its 2024 Chennai, India office lease. As of December 31, 2024, the exercise of the renewal options for these leases was not reasonably certain and, as a result, the payments associated with these renewals are not included in the measurement of the lease liability and ROU asset. The Company is reasonably certain to not exercise the early termination option for the 2024 Chennai, India lease. The Company’s leases do not contain residual value guarantees nor are there any restrictions or covenants imposed by the leases. The significant assumptions or judgments include the determination of whether a contract contains a lease. The rate implicit in the Company’s lease contracts is not readily determinable. The Company adopted the following practical expedients in Topic 842 for all asset classes, which included (i) not being required to reassess whether any expired or existing contracts are or contain leases; (ii) not being required to reassess the lease classification for any expired or existing leases (that is, all existing leases that were classified as operating leases in accordance with Topic 840 will be classified as operating leases); (iii) not being required to reassess initial direct costs for any existing leases; and (iv) not recognizing ROU assets and lease liabilities that arise from short-term leases of twelve months or less for any class of underlying assets. The Company adopted the following practical expedient in Topic 842 for all asset classes, except office space leased assets: not allocating consideration in a contract between lease and nonlease (e.g., maintenance services) components.

P-Squared, LLC Notes to Consolidated Financial Statements December 31, 2024 23 ROU assets, net of amortization (included in the Premises and equipment, net caption on the consolidated balance sheet) and operating lease liabilities (included in the Operating lease liabilities and Noncurrent operating lease liabilities captions on the consolidated balance sheet) were as follows as of December 31: 2024 ROU assets – operating 4,231,798$ Operating lease liabilities, current 2,014,886 Noncurrent operating lease liabilities 2,657,951 Lease cost and other information Operating lease cost (included in selling, general and administration expense) 1,950,657 Other information Operating cash outflows from operating leases (2,207,257) ROU assets obtained in exchange for new operating lease liabilities 1,165,147 Weighted-average remaining lease term (years) – operating leases 2.71 Weighted-average discount rate – operating leases 4.65 % The Company recognizes lease expense incurred or allocated in Selling, general and administration expense in the consolidated statement of operations and comprehensive loss. Lease expense related to operating leases, including lease expense incurred or allocated to the Company, was as follows: Year Ended December 31, 2024 Lease expense 1,963,861$

P-Squared, LLC Notes to Consolidated Financial Statements December 31, 2024 24 Future minimum lease payments due under noncancelable leases as of December 31, 2024 are as follows: Operating Leases Year Ending December 31, 2025 2,090,134$ 2026 2,001,549 2027 395,806 2028 293,384 2029 195,589 4,976,462 Less: Interest 303,625 4,672,837 Less: Current portion of operating lease liabilities 2,014,886 Noncurrent operating lease liabilities 2,657,951$ 12. Commitments and Contingencies As of December 31, 2024, the Company is not a party to any significant legal proceedings incidental to its business. 13. Member’s Interests The Company maintains a single class of member’s interest, which is not unitized and 100% of the equity interest is owned by the parent company. 14. Related Party Transactions Related party transactions were comprised of distributions totaling $107,031,727, which represented distributions to members as well as tax payments made on behalf of members. Related party transactions were comprised of management fees to a member totaling $1,000,000 for the year ended December 31, 2024 and is included in Selling, general and administration expense in the consolidated statement of operations and comprehensive loss. 15. Employee Benefit Plan The Company has a defined contribution plan covering substantially all employees. Full-time employees of the Company who have completed 90 days of service and are age 21 or older are eligible to receive employer contributions, as defined. The Company matched 50% of participant contributions up to 3% of qualifying compensation for the 2024 plan years. Contributions of $1,578,546 were made for the year ended December 31, 2024.

P-Squared, LLC Notes to Consolidated Financial Statements December 31, 2024 25 16. Subsequent Events On February 10, 2025, the Company amended the August 29, 2024 amended and restated the PPF I loan agreement to adjust the managed pool net roll ratio target definition for three monthly periods. On August 15, 2025, the Company amended its August 25, 2023, 2023-A loan agreement. This amendment extended the revolving termination date from August 25, 2025, to September 25, 2025, while the maturity date remained unchanged as February 25, 2028. In exchange, the Company agreed to pay upfront fees to the Class A and Class B lenders for the month-long extension period. The total borrowing commitment and Class A and Class B lenders remained unchanged. On September 23, 2025, the Company amended 2023-A. This amendment extended the revolving termination date from September 25, 2025, to October 24, 2025, while the maturity date remained unchanged as February 25, 2028. In exchange, the Company agreed to pay upfront fees to the Class A and Class B lenders for the month-long extension period. The total borrowing commitment and Class A and Class B lenders remained unchanged. On October 23, 2025, the Company amended its August 25, 2023, 2023-A loan agreement. The amendment extended the revolving termination date from October 24, 2025 to November 4, 2025, while the maturity date remained unchanged as February 25, 2028. In exchange, the Company agreed to pay upfront fees to the Class A and Class B lenders for the extension period. The total borrowing commitment and Class A and Class B lenders remained unchanged. On October 28, 2025, the Company amended its August 29, 2024 amended and restated PPF I loan agreement. The amendment changed the revolving termination date from August 28, 2026 to November 30, 2025, while the maturity date remained unchanged as February 26, 2027. In exchange, the Company agreed to pay amendment fees of $25,000 to the Class B lenders. The total borrowing commitment and Class A and Class B lenders remained unchanged. On November 4, 2025, the Company amended its August 25, 2023 2023-A loan agreement. The amendment extended the revolving termination date from November 4, 2025, to November 6, 2025, while the maturity date remained unchanged as February 25, 2028. The total borrowing commitment and Class A and Class B lenders remained unchanged. On November 6, 2025, the Company amended its August 25, 2023 2023-A loan agreement, to extend the revolving termination date and the final maturity date to October 25, 2027, and April 25, 2030, respectively. The floating rate on the notes per annum for Class A is equal to 2.05% plus the greater of the CP Rate (as defined in the agreement) or the floor rate of 0% and Class B is equal to 8.25% plus the greater of the term SOFR plus 0.11448% or the floor rate of 3.0%. Fees for unused facility balances up to $173.3 million are assessed at 0.40% for the Class A loan (up to $137.6 million) and 0.50% for the Class B loan (up to $35.7 million) undrawn balances. Additional debt issuance costs related to the 2023-A loan amendments of $1,237,771 were capitalized as Other assets on the consolidated balance sheet and are amortized over the remaining note payable period along with the original 2023-A unamortized loan debt issuance costs of $1,139,020. On January 2, 2026, PROG Beach LLC, a wholly owned subsidiary of PROG Holdings, Inc., a financial technology holding company that provides transparent and competitive payment options to consumers, acquired P-Squared LLC and its wholly owned subsidiaries (“Purchasing Power”)

P-Squared, LLC Notes to Consolidated Financial Statements December 31, 2024 26 from Purchasing Power Parent, LLC for $420,000,000 in cash. Purchasing Power became a wholly owned subsidiary of PROG Holdings, Inc. on that date. On January 2, 2026, in conjunction with PROG Holdings, Inc.’s acquisition of the Purchasing Power, the Company repaid the then remaining $193,840,000 balance of the Note payable 2024. In addition, restrictive covenants, among other matters, including maintenance of certain financial ratios, were removed from all Asset backed notes facility agreements, except for 2024-A. On February 6, 2026, the Company paid off the then remaining $24,015,203 balance of PPF I. On February 17, 2026, the Company paid off the then remaining $201,471,677 balance of 2024-A. On February 26, 2026, the Company entered into a loan agreement for asset backed fixed rate notes through a newly created, 100% wholly owned special purpose limited liability company, Purchasing Power Funding 2026-A, LLC (2026-A), whereby it issued $225,000,000 worth of Notes across five classes (A-E). The Class A, B, C, D and E Notes have fixed rates, through maturity, of 4.37%, 4.81%, 5.25%, 5.40% and 7.54%, respectively. The Company retained $5,000,000 Class of the E Notes. In connection with the closing of 2026-A, a Takeout Transaction occurred. The Takeout Transaction occurred on February 26, 2026. Receivables totaling $63,095,743 were taken out of 2023-A for a principal amount paid to those respective lenders of $50,000,000. 2023-A continues to be an active lending facility with an outstanding balance post-closing of 2026-A. No amendments or extinguishments were made to 2023-A related to this transaction.